SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 4, 2003


                                  VITRIX, INC.
               (Exact Name of Registrant as Specified in Charter)


             Nevada                      33-58694                13-3465289
(State or Other Jurisdiction of   (Commission File Number)     (IRS Employer
         Incorporation                                       Identification No.)


51 West Third Street, Suite 310, Tempe, Arizona                    85281
   (Address of Principal Executive Offices)                      (Zip Code)


       Registrant's telephone number, including area code: (480) 296-0400


                                 Not Applicable
         (Former name or former address, if changed since last report.)
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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)  Exhibits

     99.1      Press Release dated August 4, 2003

ITEM 9. REGULATION FD DISCLOSURE (INCLUDING DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION PROVIDED UNDER ITEM 12).

     The information in this report is furnished pursuant to Item 9, "Regulation FD Disclosure" and Item 12, "Disclosure of Results of Operations and Financial Condition."

     On August 4, 2003, Vitrix Inc. issued a press release announcing its financial results for the fiscal year and quarter ended June 30, 2003. A copy of the press release is attached hereto as Exhibit 99.1 and hereby incorporated by reference. The information in this Form 8-K is being furnished under Item 9 and
Item 12 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        VITRIX, INC.


Date: August 6, 2003                    By /s/ Craig J. Smith
                                           -------------------------------------
                                           Craig J. Smith
                                           Chief Financial Officer